Exhibit 10.3

個別條款約定書

(Agreement for Individually Negotiated Terms and Conditions)

凡立個別約定條款人(以下簡稱立約人)，與中國信託商業銀行股份有限公司(包括總 行及所屬各分支機構，以下簡稱貴行)之一切往來，經雙方協議，在各適用範圍內， 願依照 貴行相關規定，並遵守履行下列條款及應負一切責任：

The parties hereto hereby agree that within the applicable scope all transactions entered or to be entered into by and between the undersigned (the “Customer”) and CTBC Bank Co., Ltd. (including its head office and branches, hereinafter the “Bank”), shall be in compliance with the Bank’s relevant regulations, guidelines and rules and the following terms and conditions; the Customer further undertakes all responsibilities arising herefrom:

第一章：自動扣帳授權條款 (Chapter One: Authorization for Automatic Deductions From the Account)

第一條 立約人茲因與 貴行業務往來，為清償依約定應繳付之台外幣借款本息、外幣結匯、國內外手續費或遲延利息、違 約金以及其他一切費用等款項，特就立約人設在貴行如下之帳戶內之存款，授權由 貴行逕行提領轉帳繳付上述款 項，並儘速將憑證交由 貴行補辦登帳手續，決無異議。勾選如后。

V授信業務：V活期存款 □ 第XXXXXXXXXX 帳戶。

V外匯業務：V外匯活期存款 □ 第XXXXXXXXXX 帳戶。

另就「金融交易總約定書」或 ISDA 所涉及之各項交易，其所產生之交割款、費用或損失，立約人茲授權貴行於各 支付日，特就立約人設在 貴行如下之帳戶內之存款逕行扣除，另涉及不同幣別轉換時，匯率由 貴行依公平市價 原則決定。並儘速將憑證交由 貴行補辦登帳手續，決無異議。勾選如后。

□外匯活期存款 第 帳戶。

□新台幣活期存款第 帳戶。

□OBU 活期存款 第 帳戶。

Article 1. In connection with the transaction by and between the Customer and the Bank, the Customer hereby authorizes the Bank to debit the deposit of the Customer in the following selected accounts opened with the Bank to repay all principal and interest incurred on any New Taiwan Dollar or foreign currency loans, foreign currency settlement, domestic or international transaction processing fees, default interests, penalties and any other fees, charges, costs and expenses. The Customer shall promptly deliver to the Bank any requisite certificate or account records thereto, without any objection whatsoever.

V Credit Extension: VDemand Deposit □

Acct No. XXXXXXXXXX

V Foreign Exchange: V Foreign Currency Demand Deposit □

Acct No. XXXXXXXXXX

In addition, with respect to any closing payment, fees, charges, costs, expenses, losses or damages arising from any transactions relating to any “General Agreement for Financial Transaction” or ISDA, as the case may be, the Customer hereby authorizes the Bank to deduct and pay any deposit from the Customer’s following selected accounts, on each payment or repayment date. Any conversion of currency shall be converted at a rate determined by the Bank based on the fair market value principle. The Customer shall promptly deliver to the Bank any requisite certificate or account records thereto, without any objection whatsoever.

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□   Foreign Currency Demand Deposit Acct No.

□   New Taiwan Dollar Demand Deposit Acct No.

□  OBU Demand Deposit Acct No.

第二條 貴行依前項授權逕由立約人帳戶提領轉帳繳付者，不需徵提存款存摺與取款憑條。至於前開帳戶之款餘額，概以 貴 行帳載餘額或電腦主檔之結存餘額為準。

Article 2. The Bank is not required to provide the demand deposit record book or the withdrawal slip when making the foregoing authorized deduction and payment from the Customer’s account. The amount of any balance in the aforementioned account shall be determined by the balance shown on the Bank’s record or the balance as reflected in the computer data file.

第三條 立約人對 貴行逕行提轉帳付之行為，絕無異議。倘日後有任何糾葛情事，悉由本人負責，概與 貴行無涉。

本人並願放棄前述事項所發生對 貴行之一切請求權或抗辯權。

Article 3. The Customer shall not raise any objection to the Bank’s foregoing deduction and payment and shall be solely responsible for any and all disputes and controversies arising therefrom, without any costs or expenses to the Bank. The Customer hereby waives any and all claims of rights, objections or defences with respect to the aforementioned items and events.

第二章：備償專戶條款 (Chapter Two: Reserve Account)

第一條 立約人與 貴行簽訂應收帳款債權承購合約、背書讓與應收票據、及其他授信業務，同意為通知第三人償付或票據 兌現付款或其他匯(存)入所得款項，悉數存入 貴行備償專戶

(活期存款第 號帳戶，戶名                                         )。

Article 1. The Customer agrees to deposit into the following Reserve Account at the Bank any proceeds from its notification of any third party for payments, any payments received in connection with the acceptance or payment of any notes, and any other remittance (or deposit) in connection with any and all accounts receivable factoring agreement, endorsement or assignment of notes receivable, and other credit extension transactions entered into by and between the Customer and Bank.

(Demand Deposit Acct No.                                  , Acct Name _                                  )

第二條 為便利帳務處理 貴行得於第三人償付、票據兌現、匯(存)入款項入帳累積至一定金額後，逕行抵償立約人所負之 各宗債務，如有不足，立約人仍負完全清償責任。

Article 2. For the convenience of accounts processing, when the proceeds from third party payments, acceptance or payment of notes, and remittance (or deposit) accrue to a certain amount, the Bank may deduct, apply and set-off the aforementioned proceeds to any and all indebtedness of the Customer. The Customer remains liable for any deficiency thereof.

第三條 立約人聲明所提供之應收票據皆為實際交易行為而取得，如有不實(含借票、換票、預收票、保證票或其他非因交易

關係而取得之票據)致 貴行不獲兌現付款時，立約人願立即清償。第三人以票據(不限為支票)付款時，貴行得逕以 立約人名義於該票據行背書事實，並存入前述備償專戶。

Article 3. The Customer represents that all notes receivable it provides to the Bank have been, or will be, obtained from actual and genuine business transactions. If there is a misrepresentation (including the existence of any borrowed notes, exchanged notes, note collected in advance, guarantee notes or any other notes obtained not in connection with a genuine business transaction) that results in the Bank not being immediately paid upon Bank’s presentation for acceptance or payment, the Customer shall promptly repay that amount to the Bank. If any third party makes any payments by notes including, but not limited to, payment by checks, the Bank may endorse those notes in the name of the Customer and deposit those notes into the aforementioned Reserve Account.

第四條 上述應收票據屆期經 貴行提兌入帳後，如經 貴行同意立約人另以超過或相當於已兌現金額之應收票據，依前述

方式交付 貴行時， 貴行得將上述已兌現金額撥入立約人在 貴行之支票存款(或 存款)第

號帳戶，立約人對 貴行所負之一切債務，仍應依其所立具之票據、借據

等負完全清償責任。

Article 4. After the aforementioned notes receivable, upon maturity, have been deposited into those accounts by the Bank, subject to the Bank’s consent, if the Customer, in accordance with the foregoing procedures, provides to the Bank other notes receivable at equal or greater value than those accepted notes receivable, the Bank may transfer the proceeds colleted therefrom into the Customer’s checking account (or                        account) with account No.                              opened with the Bank. The Customer remains fully liable for any and all indebtedness it owed to the Bank in the form of notes, IOUs, etc.

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第五條 上述應收票據，如不獲兌現，經通知立約人處理時，立約人應即以相等現金換回，如立約人不依限辦理或無法通知 者， 貴行除得請求立約人清償全部債務外，並得視票據債務人經濟情況以低於票面之任何金額與票據債務人和解。

Article 5. If the aforementioned notes receivable are not accepted, upon notification, the Customer shall replace those notes with cash in the equivalent amount. If the Customer fails to so handle or cannot be notified, in addition to requesting the Customer to immediately repay all indebtedness, the Bank may settle any payment of those notes with the obligors of those notes at an amount lower than their face value depending on the obligor’s financial standing.

第三章：額度調整同意條款 (Chapter Three:Adjustment of Credit Line)

立約人向 貴行申辦授信業務，立約人同意於授信期間， 貴行有權依據 貴行授信核定標準調整立約人之授信額 度、授信項目及授信承作條件；經 貴行調整後認為立約人有調降授信額度、項目及承作條件時，立約人同意經 貴 行通知之日起三十天內償還調降差額或提供差額之全額現金為擔保，並同意將上述授信核定標準及承諾視為貴我雙 方所簽訂授信約據之一部，如立約人違反上述承諾條件，經 貴行通知立約人償還期間內未為償還時，立約人對 貴 行所負一切債務， 貴行得隨時對立約人停止或減少授信金額，或縮短授信期限，或本息視為全部到期。如因涉及 第三人致發生任何糾葛責任或支出時，均由立約人完全負責處理， 貴行因此受有任何損害，亦由立約人立即完全 負責賠償。

The Customer has applied to the Bank for the extension of credit lines. The Customer agrees that, within the period of the extension, the Bank has the right to adjust or amend the amount, purpose, or conditions of Customer’s credit line in accordance with the Bank’s credit approval standards or procedures. If the amount, purpose or conditions of Customer’s credit line is adjusted downward, the Customer agrees to repay the difference resulting from that downward adjustment or provide cash guarantee of that difference within 30 days of the date that notice is sent from the Bank. The Customer agrees that its covenant hereof with respect to the aforementioned credit approval standards and procedures constitutes a provision of any credit agreement executed by and between the Customer and the Bank. If the Customer breaches that covenant and fails to repay within the period prescribed by the Bank in the notice, with respect to the entire indebtedness owed by the Customer to the Bank, the Bank may, at any time, cease or decrease the credit line extended to the Customer, shorten the credit line extension period or declare the entire principal and interest immediately due and payable. If any controversy or dispute with a third party arises therefrom. the Customer shall be solely responsible in the handling of those controversies or disputes, and shall compensate and indemnify the Bank for any fees, charges, costs, expenses, losses or damages arising therefrom.

第四章：財務或營運條款 (Chapter Four:Finance or Operation)

立約人為維持正常營運及確保貴行之還款來源，承諾與 貴行往來期間須維持一定之財務或營運條件，並同意將該 條件視為貴我雙方所簽訂授信約據之一部，如立約人違反上述承諾條件，經 貴行通知立約人改善期間內未為改善 時，立約人對 貴行所負一切債務，貴行得隨時對立約人停止或減少授信金額，或縮短授信期限，或本息視為全部 到期。

For the purpose of maintaining normal operation and securing source of repayment to the Bank, the Customer shall maintain certain financial or operating conditions during the period it transacts with the Bank. The Customer further agrees that such conditions shall be incorporated into any credit agreement entered by and between the Customer and the Bank. If the Customer breaches the foregoing provisions and fails to cure it within the prescribed period set forth in the notice from the Bank, with respect the entire indebtedness owed by the Customer to the Bank, the Bank may at any time cease or decrease the credit line extended to the Customer, shorten the credit line extension period or declare the entire principal and interest immediately due and payable.

立約人承諾之財務或營運條件如下：

(Finance or Operation Conditions Promised by the Customer are as follow):

第五章：不動產條款 (Chapter Five:Real Property )

立約人為擔保對 貴行所負一切債務之清償，已/將提供不動產（詳如抵押契約標示）設定最高限額抵押權予 貴 行。

茲為保障 貴行權益，本人願就抵押之不動產（含未保存登記建物），同意下述切結之條款：

To guarantee and secure repayment of all debts owed to the Bank, the Customer has provided, or will provide, the Bank with the real property (the detail as specified in the relevant mortgage agreement) as collateral under a maximum-amount mortgage.

To secure the rights and interests of the Bank, the Customer hereby agrees to the following terms and conditions in connection with the mortgaged real property (including unregistered buildings):

第一條 無租賃切結

供押不動產於提供及辦妥設定抵押權之時，確無任何租賃、借貸關係，及他項權利之存在，亦無被第三人占用等情 事，非經 貴行同意，絕不將該不動產設定他項權利或出租、出借等予第三人，或為其他足以減少該不動產價值之 一切行為，如有不實，致 貴行受有損害，願負一切賠償責任。

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Article 1. No Lease Warranty

At the time the mortgage is created, there are no leases, rights of use, or other rights of a third party with respect to the mortgaged collateral, and the mortgaged collateral was not occupied by any third party. The Customer shall not create any such encumbrance on the collateral, lease, or lend the collateral to any third party or engage in any kind of act that may diminish the value of the collateral without obtaining the prior consent the Bank. If the Customer breaches the foregoing provisions in any way and the Banks suffers losses or damages as a result thereof, the Customer shall be liable to compensation and indemnify the Bank for the full amount thereof.

第二條 租賃切結（擔保物提供人）

立約人承諾將來租賃契約之換約、延長及其他租賃條件之變更等，必須先經 貴行同意始得辦理，不適用民法第四 五一條之規定。如 貴行處分抵押品時(查封)，願立即無條件與承租人解除或終止租賃關係。非經 貴行同意，絕 不將該不動產設定他項權利予第三人，或為其他足以減少該不動產價值之一切行為，如有不實，致 貴行受有損害， 願負一切賠償責任。

Article 2. Warranty on Lease (Collateral Provider)

The Customer covenants not to undertake any change to the lease agreement, extension of the term thereof, or alteration, revision or amendment of any of the leasing conditions thereof without obtaining the Bank’s consent first. The Customer shall avoid the application of Article 451 of the Civil Code in all circumstances. If the Bank disposes of (seizes) the collateral, the Customer agrees to promptly and unconditionally cancel or terminate the lease with the tenant. Unless agreed by the Bank, the Customer shall not grant any third party any right on the collateral or engage in any kind of act that diminishes the value of the collateral. If the Customer breaches the foregoing provision and the Bank suffers any losses or damages as a result thereof, the Customer shall be liable to compensate and indemnify the Bank for the full amount thereof.

第三條 租賃切結（承租人）

立約人承諾將來租賃契約之換約、延長及其他租賃條件之變更等，必須先經 貴行同意始得辦理，不適用民法第四 五一條之規定。如借款人因債務不履行或違約，經 貴行實行抵押權處分抵押品時，租賃關係即無條件解除或終止， 承租人願立即自行遷出，若留有任何物品或財產，視為無條件放棄，該留置物任由 貴行處分或丟棄絕無異議，並 願拋棄有關承租人得主張這一切權利。承租人上述不動產，係供 用途，絕無轉租情事。

Article 3. Warranty on Lease (Tenant)

The Customer covenants not to undertake any change to the lease agreement, extension of the term thereof, or alteration, revision or amendment of any of the leasing conditions thereof without obtaining the Bank’s consent first. The Customer shall avoid the application of the Article 451 of the Civil Code in all circumstances. If the Bank disposes of (seizes) the collateral, the lease shall be deemed unconditionally cancelled or terminated, and the tenant shall promptly and voluntarily vacate the premises, any property left behind will be deemed abandoned and relinquished, those properties will be subject to the disposal of the Bank, without objection. All rights or interests of the tenant with respect thereto have been waived. The aforementioned real property owned by the tenant is for the purpose of                    and has no sub-lease existing thereon.

第四條 空地切結

對供押土地，在 貴行未拋棄抵押權以前，非經 貴行書面同意，決不擅自蓋建房屋或其他建築物，並不變更土地 現狀，如經 貴行同意，立約人切結該建物於興建完成後，願提供為 貴行設定第一順位抵押權，並於建造期間， 絕不任意變更起造人，倘有違約，則無論 貴行要求拆除所建於抵押土地之未保存登記房屋、建築物或要求損害賠 償、或要求清償債務，均願遵照履行。

Article 4. Warranty on Vacant Land

Unless prior written consent from the Bank has been obtained, before the Bank waives its mortgagee rights, no building or other construction may be built on the mortgaged land lots, and the condition of the land lots shall be maintained. Upon the approval by the Bank, immediately upon the completion of the construction, the Customer shall undertake to mortgage the completed building or construction to the Bank at first priority lien position. The Customer covenants not to change the project applicant during the construction period. If the Customer breaches the foregoing provisions, the Customer shall unconditionally honor any requests from the Bank, which requests may include, but not limited to, demolishing the unregistered buildings or constructions on the mortgaged property, compensate or indemnify the Bank for any losses or damages arising therefrom, or repay the indebtedness immediately.

第五條 未保存登記建物合併供押

供押不動產時所興建之未保存登記建物（含地面層或頂層加蓋部份為供押不動產之從物）為立約人原始起造所有或 具處分及使用權，願合併提供為 貴行抵押，如 貴行實行前項抵押權時，聽任 貴行一併處分以抵償債務。

Article 5. Mortgage of Unregistered Buildings

If there is any unregistered building or construction (including accessories at the ground level or additionally built unit on the top) erected on the collateral at the time of the creation of the mortgage, and the Customer is the original project applicant/owner or has the right of use, the Customer agrees to mortgage that unregistered building or construction to the Bank. If the Bank enforces its mortgagee rights, the Customer will comply and cooperate with any disposition of that collateral by the Bank.

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第六條 拋棄法定抵押權

因定作人已提供或承諾下列全部土地及建物，或修繕完成之建物，作為向 貴行授信之擔保，承攬人無條件同意， 拋棄就承攬定作人上開建物之關係所生債權之法定抵押權及其登記請求權，並不得對 貴行或 貴行之權利繼受人 主張法定抵押權等任何權利之存在，絕無異議。

Article 6. Waiver of Construction Lien

With respect to all of the aforementioned land lots, buildings or completed improvements mortgaged to the Bank by the developer/project applicant as collateral for the extension of any credit line, the contractor agrees to unconditionally waive any contractor’s lien thereto and the rights to request for the lien registration. Without objections, the contractor shall have no right to claim contractor’s lien or any other rights from the Bank or successors of the Bank.

第七條 限期辦理保存登記

供押不動產附連有下列標示之增建物未經保存登記，玆切結該增建建物為立約人原始起造所有或具有處分及使用 權，並承諾於 月內就該部份建物辦理保存登記，並提供為擔保品，由 貴行設定第一順位抵押權登記，在未辦妥 是項手續以前，如遇 貴行實行前項抵押權時，該部份建物聽任 貴行一併處分以抵償債務。

未保存登記建物標示如下：

Article 7. Ownership Registration within the Prescribed Period of Time

The mortgaged real properties include the following additionally built units whose ownership registration has not been completed. The Customer hereby represents and warrants that the customer is the original project applicant/owner of those buildings or construction and has the right of disposal and use. The Customer covenants to complete ownership registration of that building or construction within months and immediately mortgage it to the Bank at the first priority lien position. If the Bank enforces its mortgagee rights on the collateral prior to completion of the aforementioned process, the Customer will comply and cooperate with any disposition or that collateral by the Bank.

The unregistered buildings are listed as follow:

第八條 使用借貸切結

立約人與所有權人間並無任何租賃關係存在，如一經所有權人或 貴行請求返還抵押物時，或 貴行依法聲請強制 執行查封抵押物時，願無條件立即交還下述借用或佔用之不動產。

Article 8. Warranty on Loan for Use

There is no lease between the Customer and the owner. Upon request by the owner or the Bank to return the collateral, or when the Bank applies for compulsory enforcement and foreclose on the collateral in accordance with the law, the Customer agrees to promptly and unconditionally return the following real property borrowed or occupied.

第九條 親屬證明

查 尚未成年（民國 年 月 日生），玆因其父母為子女長期經營需要，擬向 貴行借 款，本親屬（父母以外之親屬三人）等爰鄭重聲明，該借款及抵押權設定，確為該未成年者之利益而為。

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Article 9. Proof Documents for Relatives

                       is a minor (date of birth:                     ). For the needs of long-term development, the parents of that minor wishes to apply for a loan from the Bank; we (three relatives other than the parents) hereby confirm that the aforementioned loan and mortgage are for the benefit of that minor.

第十條 無法定抵押權

對供押不動產，立約人與所有得享有法定抵押權之承攬人（包括建造或該建築物之重大修繕之人）問，就基於承攬 關係所生之債務，已全部清償完畢，並無任何法定抵押權存在。如嗣後發現有不實情事，願負詐欺之刑責，並賠償 貴行所受之一切損失。

Article 10. No Construction Lien

With respect to the mortgaged collateral, all debts owed by the Customer to all contractors who may hold contractor’s liens (including those who built or made major improvements to the collateral building) in relation to construction have been repaid in full, and no construction lien exists. If it is later discovered that the Customer has submitted fraudulent information, the Customer shall be criminally liable and shall compensate and indemnify the Bank for any and all losses or damages suffered by the Bank.

第十一條 無三七五減租

供押土地於提供設定抵押權之時，確屬自用地，並無與他人訂立現尚有效之三七五減租條例租約，亦無其他任何 租賃關係之存在。

Article 11. No Rent Control

At the time the mortgage is created, the land lots thereunder are self-owned. There is no effective rent control agreements entered and no other lease relationship has been in existence (including, but not limited to, the 0.375% maximum rent restriction for the statutory farmers).

第十二條 自用住宅切結

供押不動產確為立約人（含配偶及子女）之唯一自用住宅，此外無其他住宅，如有不實，願負詐欺之刑責，並依 貴行規定，立即償還超貸之借款。

Article 12. Warranty on Private Residence

The mortgaged collateral is the sole self-owned residence of the Customer (including its spouse and children); the Customer shall be criminally liable for submitting fraudulent information, and shall immediately repay the indebtedness in accordance with the Bank’s policies, guidelines, or regulations.

第十三條 擔保債權之確定事由

擔保物若設定為最高限額抵押權及/或最高限額質權時，當有下列事由發生時，貴行無須事先通知，得逕停止授 信或交易額度，不再為其他授信或交易：

一、約定之原債權確定期日屆至者。

二、擔保債權之範圍變更或因其他事由，致原債權不繼續發生者。 三、擔保債權所由發生之法律關係經終止或因其他事由而消滅者。

四、貴行拒絕繼續發生債權或依民法第八百八十一條之五或第八百八十一條之七之情事，債務人(含連帶借款人) 或擔保物提供人請求確定者。

五、貴行聲請裁定拍賣抵押物，或依民法第八百七十三條之一之規定為抵押物所有權移轉之請求，或第八百七十 八條規定訂立契約者。

六、抵押物因他債權人聲請強制執行經法院查封，而為貴行所知悉，或經執行法院通知貴行者。但抵押物之查封 經撤銷時，不在此限。

七、債務人、連帶債務人或抵押人經裁定宣告破產者。但其裁定經廢棄確定時，不在此限。 八、有民法第八百八十一條之十之情事。

九、其他事由致原債權確定之情事。

立約人或擔保物提供人不可撤銷地同意於主張最高限額抵押權/或最高限額質權所擔保債權確定者，須以書面表 示並寄交 貴行總行之法金信用風險單位，且於送達貴行總行之翌日始生效力。

Article 13. Causes of Confirmation of Secured Credit Rights

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(a)	The original date of confirmation of the credit rights is due.
(b)	The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.
(c)	The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.
(d)	The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral owner requests for confirmation.
(e)	The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.

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(f)	The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.
(g)	The Customer (including the jointly and severally liable debtor) or the mortgagor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.
(h)	There is an instance as mentioned in Article 881-10 of the Civil Code.
(i)	There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

第六章：建築融資條款 (Chapter Six: Construction Financing)

第一條 拋棄法定抵押權

立約人（以下簡稱承攬人）茲興建/重大修繕 （以下簡稱定作人）所有座落 縣（市） 鄉（鎮市區） 段 小段 地號土地上之建物。因定作人已提供或承諾提供上開全部土地

暨建物或修繕完成後之建物作為向 貴行授信之擔保，承攬人無條件同意拋棄就承攬定作人上開建物所生債權之法 定抵押權，並不得對 貴行主張法定抵押權之存在。

Article 1. Waiver of Construction Lien

The Customer (hereinafter the “Contractor”) has constructed/made major improvements to buildings owned by                         (hereinafter the “Project Applicant”) located on land lot No.         located in         Hsien (City)          Town (District)          Sec.         Sub-sec. The Project Applicant has provided or has covenanted to provide the aforementioned land lots and buildings or completed buildings after the completion of improvements as collateral to secure the Bank’s extension of credit. The Contractor unconditionally agrees to waive any contractor’s lien it may have in connection with the aforementioned buildings, and shall not claim the existence of contractor’s lien to the Bank.

第二條 不提供設定次順位抵押

立約人提供座落 縣(市) 鄉(鎮市區) 段 小段 地號土地共 筆抵押予 貴行，並由起造人(簡稱起造人)於供押土地上蓋建房屋，為保障 貴行權益，茲切結於起造人建造期間，非經 貴 行書面同意絕不再供第三者設定次順位抵押權，如有違反願任由 貴行收回該債權。

Article 2. Not to Grant Junior Lien

The Customer has mortgaged to the Bank       pieces of land lots with land lots No.            located in         Hsien (City)        Town (District)          Sec.         Sub-sec, and certain project applicant has constructed buildings on the mortgaged land lots. To secure the Bank’s rights, the Customer hereby warrants that, during the period of construction by the project applicant, it shall not grant junior liens on the collateral to any third party; if the Customer breaches this warranty, the Bank is entitled to repossess the mortgaged land lots.

第三條 空地切結

立約人向 貴行申請融資，該筆借款用途係購買座落 市(縣) 區 段 小段 地 號之土地。茲切結於 年 月 日前未取得該土地所有權並設定第一順位抵押權予貴行者，同意將原 貸得款項之本息於 年 月 日前清償，如有違約者，視同喪失期限利益，此一約定為 貴行得隨時 減縮授信期間或債務視為全部到期之加速條款之一款。

Article 3. Warranty on Vacant Land

The Customer has applied to the Bank for the financing to purchase land lots No. located in Hsien (City) Town (District) Sec. Sub-sec. If the Customer fails acquired that land lot prior to year month _ date and mortgaged it to the Bank at first priority lien position, the Customer shall repay in full the original loan principal and interest before year month date. Any breach of the foregoing provision will result in a waiver of the term or repayment granted therewith. This provision is a part of the acceleration clauses with respect to the Bank’s right to lengthen or shorten the credit line extension period as it sees fit, or declare the entire indebtedness immediately due and payable.

土地清冊如下：

The list of land lots is as follows:

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第四條 起造人切結

原借款人		提供所有座落 縣(市)	鄉(鎮市區)		段 小段 地
號土地，計	筆	坪為擔保，向 貴行借款新台幣		元	整在案。因立約人在供押之

土地上興建房屋，為保障 貴行權益，茲切結在建造期間，非經 貴行書面同意，決不任意變更起造人名義。

Article 4. Warranty by the Project Applicant

The original borrower provided land lot No.           (            ping) as collateral to the loan with the Bank in the amount of NTD           . The Customer has or will construct buildings on the mortgaged land lots. To secure the Bank’s interests, the Customer hereby warrants that it shall not change the identity of the project applicant without obtaining prior written consent from the Bank.

第五條 興建後提供抵押切結

立約人為擔保自己或第三人 對 貴行所負一切債務之清償，經將所有不動產(詳如抵押 契約標示)出押予 貴行並設定最高限額新台幣 元整之第一順位抵押權，經民國 年 月 日以 地政事務所收件字第 號登記在案。前項不動產擬興建建物，立約人茲切結該 建物於興建完成辦妥保存登記時，願提供為 貴行設定第一順位抵押權登記手續，在未辦妥是項手續以前，如遇 貴 行實行前項抵押權時該部分建物聽任 貴行一併處分以抵償債務。

Article 5. Warrant on Providing Collateral after Construction

To guarantee the repayment in full of the indebtedness owed by itself or any third party          to the Bank, the Customer has mortgaged its real property (please refer to the Mortgage Agreement for details) to the Bank at the first priority lien position with maximum mortgage amount at NTD            , which mortgage was registered with the Land Registry Office (No.          ) on          year            month             day. The Customer plans to construct buildings on that collateral land lots. The Customer hereby agrees to immediately mortgage the buildings constructed on the land lots to the Bank at the first priority lien position after the completion of the construction and registration. Prior to completion of such process, in the event that the Bank enforces its mortgagee rights, the Bank may, at its discretion, dispose of the aforementioned buildings to secure repayment.

第六條 承攬人變更通知及拋棄法定抵押權

立約人同意，若營建承攬人有變更時，立約人應立即通知 貴行，並應取得新承攬人之拋棄法定抵押權同意書或相 關切結書，如有違約者，貴行有權隨時對立約人停止或減少授信金額，或縮短授信期限，或主張本息喪失期限利益 視為全部到期。

Article 6. Notification of Change of Contractor and Abandonment of Right of Detention

The Customer agrees that in case contractor of construction has changed, the Customer shall forthwith notify the Bank of the facts and procure agreement and undertaking from the succeeding contractor, in which the succeeding contractor shall warrant and agree to abandon its right of detention at law. If the Customer fails to observe provision in this (6) Article, the Bank shall have right at any time to terminate or limit the Customer’s credit line, shorten the credit line period, and/or enforce the acceleration clause herein to have the principal and accrued interest, if any, become due and payable instantly.

第七章：擔保物提供證暨質權設定契約 (Chapter Seven: Certificate for Provision of Collateral and Pledge

Agreement)

立約人為擔保自己或第三人 對 貴行(為本契約之目的，含總行及所屬各海內外分支機構) 所負現在(包括過去已發生現在尚未清償)及將來所負之下列第一條所示之債務，在最高限額質權新台幣(或等值外 幣) 元整內，玆提供後開擔保物明細表所列之擔保物及/或信託財產受 益權質押與 貴行，並願遵守下列條款：

In order to secure all indebtedness to the Bank (for the purpose of this Chapter, including the head office, domestic branches and overseas branches) under Article 1 below whether present (including debts incurred in the past and currently not yet repaid) or future, owed by the Customer himself or the third party, , to the extent under the maximum pledge in an amount of NTD (or its equivalent amount in foreign currency), the Customer hereby provides the collateral or the beneficiary right to the trust asset as listed in the attached collateral list to the Bank, and agrees to comply with the following terms and conditions:

第一條 擔保債務範圍

擔保債務人、連帶債務人及出質人對質權人在最高限額質權金額內，對現在（包括過去所負現在尚未清償）及將來 所負之債務，包括借款、墊款、承兌、票據、保證、委任保證、透支、貼現、買入光票、開發信用狀、進出口押匯、 進出口外匯業務、應收帳款承購契約、衍生性金融商品交易契約、信用卡契約、特約商店契約暨銀行得辦理業務之 基礎法律關係所生之債務（包括本金、利息、遲延利息、違約金、手續費），及取得執行名義之費用、保全質權之費

用、質權人墊付質物之保險費、及上述法律關係所生債務不履行之損害賠償。

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Article 1: Scope of Debts to be Secured

The indebtedness, to the extent of the maximum amount secured by the pledge, owed by the debtor, the jointly and severally liable debtor and the pledgor to the pledgee at present (including debts incurred in the past and currently not yet repaid) and in future, including loans, advances, acceptance, bills, guarantee, bank guarantee, overdraft, discount, purchase of clean bills, issuance of letters of credit, import and export negotiation, import and export foreign exchange business, accounts receivable financing agreement, financial derivatives trading agreement, credit card agreement, merchant agreement and indebtedness arising from the basic legal relationship in respect of the businesses which may be conducted by a bank (including principal, interest, default interest, penalties, processing fees), and expenses for obtaining the subject of execution, expenses for safeguarding the pledge rights, insurance premium for the collaterals advanced by the pledgee, and indemnity for damages in connection with the non-performance of obligations arising from the aforesaid legal relationship.

第二條 連帶債務

立約人與其他債務人共同出具約據或發票向 貴行連帶借款時，縱 貴行僅對共同出具約據或發票之其他債務人撥 款給付，即視同已對立約人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。對立約人之中其他一人或 數人，撥款給付，亦視同已對全體連帶借款人撥款給付，立約人仍承認為本身債務，並願負連帶清償責任。

Article 2: Joint Indebtedness

If the Customer and other debtors jointly issue an agreement, a receipt or bill to the Bank for the purpose of obtaining a loan, notwithstanding that the Bank has appropriated payment only to the other debtors who have jointly issued the agreement, receipt or bill, it shall be deemed that the Bank has appropriated payment to the Customer, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally. An appropriation of payment to one or several of the Customer s shall also be deemed to be an appropriation of payment to all of the jointly and severally liable borrowers, and the Customer shall acknowledge the indebtedness as its own and agree to bear the liability for repayment of the indebtedness jointly and severally.

第三條 擔保債權確定期日

擔保債權確定期日為 年 月 日 （即設定年限後之相當日前一日）

Article 3: Date of Confirmation of Secured Credit Rights

The date of confirmation of the secured credit rights is           (year)     (month)              (day) (i.e., the day preceding the date of expiry of the term of pledge).

第四條 擔保債權之確定事由

擔保物若設定為最高限額抵押權及/或最高限額質權時，當有下列事由發生時，貴行無須事先通知，得逕停止授信 或交易額度，不再為其他授信或交易：

一、約定之原債權確定期日屆至者。

二、擔保債權之範圍變更或因其他事由，致原債權不繼續發生者。 三、擔保債權所由發生之法律關係經終止或因其他事由而消滅者。

四、貴行拒絕繼續發生債權或依民法第八百八十一條之五或第八百八十一條之七之情事，債務人(含連帶借款人)或 擔保物提供人請求確定者。

五、貴行聲請裁定拍賣抵押物，或依民法第八百七十三條之一之規定為抵押物所有權移轉之請求，或第八百七十八 條規定訂立契約者。

六、抵押物因他債權人聲請強制執行經法院查封，而為貴行所知悉，或經執行法院通知貴行者。但抵押物之查封經 撤銷時，不在此限。

七、債務人、連帶債務人或抵押人經裁定宣告破產者。但其裁定經廢棄確定時，不在此限。 八、有民法第八百八十一條之十之情事。

九、其他事由致原債權確定之情事。

保證人或擔保物提供人不可撤銷地同意於主張最高限額抵押權/或最高限額質權所擔保債權確定者，須以書面表示 並寄交 貴行總行之法金信用風險單位，且於送達貴行總行之翌日始生效力。

Article 4: Causes of Confirmation of Secured Credit Rights

If the amount of the encumbrance created on the collaterals is the maximum mortgage amount and/or maximum pledge amount, the Bank may unilaterally suspend the credit extensions or transactions and refrain from engaging in other credit extensions or transactions in case of the occurrence of any of the following events:

(a)	The original date of confirmation of the credit rights is due.
(b)	The modification of the scope of the secured credit rights or another event causes the original credit rights to stop arising.
(c)	The legal relationship from which the secured credit rights arise has been terminated or has extinguished as a result of another event.

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(d)	The Bank refuses to allow any credit rights to continue to arise, or there is an instance under Article 881-5 or 881-7 of the Civil Code where the Customer (including the jointly and severally liable borrower) or the collateral owner requests for confirmation.
(e)	The Bank petitions for a ruling to auction the collaterals, or requests for the assignment of the ownership of the collaterals according to the provision of Article 873-1 of the Civil Code, or the making of an agreement according to the provision of Article 878 of the Civil Code.
(f)	The collaterals are attached by the court upon another creditor’s petition for compulsory execution, and the Bank is aware of, or has been notified by the execution court of this fact. However, this restriction shall not apply to the circumstance where the attachment on the collaterals is revoked.
(g)	The Customer, the jointly and severally liable debtor, or the mortgagor/pledgor is adjudicated bankrupt by the court. However, this restriction shall not apply to the circumstance where the court’s adjudication is annulled and the annulment is confirmed.
(h)	There is an instance as mentioned in Article 881-10 of the Civil Code.
(i)	There are other circumstances which cause the original credit rights to be confirmed.

The Customer or the collateral provider irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum mortgage amount/ maximum pledge amount, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and that the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

第五條 加速條款

立約人對貴行所負一切債務，如有下列情形之一者，除下述第 6 款至第 9 款應由 貴行先行以合理期間為通知或催 告外，貴行得隨時對立約人停止或減少授信金額之給付，或縮短授信期限，或本息視為全部到期：

1.任何一宗債務不依約清償或攤還本金時。

2.依破產法聲請和解、聲請宣告破產、聲請公司重整、經票據交換所公告拒絕往來、停止營業，清理債務時。

3.依約定原負有提供擔保之義務而不提供時。

4.因死亡而其繼承人聲明為限定繼承或拋棄繼承時。

5.因刑事而受沒收主要財產之宣告時。

6.任何一宗債務不依約付息時。

7.擔保物被查封或擔保物滅失、價值減少或不敷擔保債權時。

8.立約人對 貴行所負債務，其實際資金用途與貴行核定用途不符時。

9.受強制執行或假扣押、假處分或其他保全處分，致 貴行有不能受償之虞者。

10.除前述各款外，貴行因有保全債權之必要，經契約具體約定之情事並明示發生加速期限到期（經通知或無須通 知）之效果者。

Article 5: Acceleration

In the event of any of the following circumstances in connection with the indebtedness owed by the Customer to the Bank, except items (f) ~ (i) in which case the Bank shall give a prior notice or demand with a reasonable cure period, the Bank may at any time immediately suspend the credit extension to the Customer, or reduce the credit line, or shorten the credit extension term, or declare all principal and interest amounts immediately due and payable:

(a)	The Customer fails to repay any indebtedness or to repay the principal thereof in installments as agreed.
(b)	The Customer petitions for composition, adjudication of bankruptcy or reorganization; the Clearinghouse has made a public announcement that it has refused dealings with the Customer; the Customer has suspended operation or is in the process of liquidation.
(c)	The Customer fails to provide the collaterals to fulfill its original obligation as agreed.
(d)	The Customer died and his/her successors have declared limited succession or abandonment of succession.
(e)	The court adjudicates confiscation of the Customer’s principal assets as a result of a criminal offense.
(f)	The Customer fails to pay interest on any indebtedness as agreed.
(g)	The collaterals have been attached; or have extinguished, decreased in value, or become insufficient to secure the credit rights.
(h)	The Customer’s actual use of the funds with respect to the indebtedness owed to the Bank does not conform to the use thereof as approved by the Bank.
(i)	The collaterals are subject to compulsory execution or provisional attachment, provisional disposition or other safeguard measures, which makes it likely that the Bank may not be indemnified.
(j)	In addition to the circumstances specified in the above items, other circumstances which are concertedly stipulated in an agreement as having an acceleration effect (with or without notice), as required by the Bank for the purpose of safeguarding its credit rights.

第六條 瑕疵擔保

立約人切實聲明提供之擔保物完全為立約人合法所有，他人並無任何權利。如有任何糾葛，概由立約人自行處理， 與 貴行無涉。

立約人保證下列事項：

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1、提供擔保之動產及其存放地點，均與擔保物明細表所載相符。

2、如擔保品為提單、倉單等物權證券時，該等證券所表彰貨物之名稱、種類、品質、數量、規格及其他狀況，均與 該等證券文義所示者相符。

3、如擔保品為提單、倉單等物權證券時，其文件內所載貨物之品質、數量，如日後發現品質不符、或數量短少、 或有其他虛偽情事者，無論該項貨物係堆存 貴行自營之倉庫，抑在其他倉庫，除能證明係可歸責於 貴行故 意或重大過失之情事外，均由立約人立即更換或補足與該文件所載內容相符或相當之擔保品，或清償全部債務。

Article 6: Warranty

The Customer positively represents that it has lawful ownership of all the collaterals provided, and that other persons do not have any rights therein. In the event of any dispute, the Customer shall deal with the dispute unilaterally without involving the Bank.

The Customer warrants that:

(a)	The chattels provided as collateral and their place of storage are the same as specified on the Detailed Chart of Collaterals.
(b)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., the name, type, quality, quantity, specifications and condition of the goods represented by the said instruments are consistent with the description of same on the said instruments.
(c)	Where the collaterals are instruments of title such as bills of lading, warehouse receipts, etc., and the quality or quantity of the goods as specified on the documents is found to be inconsistent with the actual quality or quantity of the goods, or where there are other false representations, the Customer shall, regardless of whether the said goods are stored in a warehouse operated by the Bank itself or in another warehouse, immediately replace or supplement the goods to make them consistent with or equivalent to the collaterals as specified on the said documents, or repay all the indebtedness, unless the Customer can prove that such inconsistencies are attributable to the Bank’s willfulness or gross negligence.

第七條 動產堆存及質權人之保管責任

擔保物為動產時，其堆存地點及保管方法， 貴行有權決定，並得隨時查驗。如立約人堆放地點及管理方法不適當 時，貴行得限期通知立約人遷移或改善，立約人願即照辦。 貴行依法實行占有擔保品時，除有可歸責之事由外， 不負決定遷移之錯誤或不遷移而遭受損失之責任。

擔保物為 貴行占有保管者，除故意或重大過失外，不負責任。 貴行依本契約有可歸責之情事時，其注意義務以 故意或重大過失為限，始負責任。

Article 7: Storage of Chattels and Pledgee’s Safekeeping Liability

Where the collaterals are chattels, the Bank has the right to determine their storage location and safekeeping method, and to inspect them at any time. If the Customer’s place of storage and method of management with respect to the collaterals are inappropriate, the Bank may notify the Customer to move the collaterals to another place or rectify the situation, and the Customer shall immediately act accordingly. When the Bank takes possession of the collaterals according to the law, the Bank shall not be held liable for any mistake in connection with the decision to move the collaterals, or any damages sustained from the non-movement of the collaterals, unless there is an event the liability for which is attributable to the Bank.

Where the collaterals are possessed and safekept by the Bank, the Bank does not bear any liability for the same unless there is willfulness or gross negligence on the part of the Bank. Where there is an event the cause of which is attributable to the Bank according to this Agreement, the Bank’s duty of care shall be limited to willfulness or gross negligence before the Bank may be held liable.

第八條 擔保物限制處分及使用保管注意義務

立約人於擔保之債務未清償時，非經 貴行之書面同意，絕不擅自將擔保物轉讓、抵押、出質、出租、典當、遷移、 或為其他處分。

擔保物如擬變更、改良、增設、廢棄等情事，亦須經獲 貴行書面同意後方得辦理，如因之需要辦理變更登記時， 立約人願立即辦理變更登記申請應行之一切手續，並負擔其費用。

立約人願以善良管理人之注意妥善使用及慎重保管擔保物，決不鬆怠於修理、維護等保存上應有之行為。擔保物有 關之稅捐、修理等一切費用概由立約人負擔照付。

Article 8: Restrictions on Disposal of Collaterals and Duty of Care for Their Use and Safekeeping

Prior to the repayment of the secured indebtedness, the Customer shall not transfer, mortgage, pledge, lease, pawn, move, or otherwise dispose of the collaterals on its own accord without the Bank’s written consent.

If the Customer r intends to change, improve, increase or abandon the collaterals, the Customer may do so only after obtaining the Bank’s written consent. If it is necessary to attend to an amendment of the registration particulars, the Customer agrees to attend immediately to all procedures necessary for the application for amending the registration particulars at his expense.

The Customer agrees to exercise the care due of a good administrator and use the collaterals properly and safekeep them carefully, and not to neglect any acts to repair or maintain the collaterals which are necessary for safekeeping them. All taxes, repair costs, etc. relating to the collaterals shall be borne and paid by the Customer accordingly.

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第九條 擔保物更換、補提

立約人所提供之擔保物，如因非可歸責於 貴行之原因而毀損滅失、變質腐壤、減少價值或有以上情形之虞時，立 約人願即更換、補提或增提 貴行所同意之擔保物或清償所負一切債務。

Article 9: Replacement or Supplement of Collaterals

If the collaterals provided by the Customer are damaged, have extinguished, have turned bad, have depreciated in value, or are likely to be in the aforesaid circumstances for causes not attributable to the Bank, the Customer agrees to immediately replace them with collaterals approved by the Bank, or provide supplemental or additional collaterals approved by the Bank, or repay all the indebtedness owed to the Bank.

第十條 擔保物變動通知及孳息、補償費之收取

立約人所提供之擔保物倘發生變動，例如損壞、滅失、價值貶落，或所生孳息，或公用徵收或其他原因應由第三人 補償時，均應立即通知 貴行， 貴行雖無收取義務但得逕行收取以抵償立約人或主債務人之債務，且立約人非經 貴行同意不得逕自取償。如怠於前述通知致 貴行受有損害，立約人應負賠償責任。

Article10: Notice of Change in Collaterals and Collection of Interest or Compensatory Fees

In the event of any change in the collaterals provided by the Customer such as damage, extinguishment, depreciation in value, or interest arising therefrom, or requisition for public use, or other causes which shall be compensated by a third party, the Customer shall immediately notify the Bank. Although the Bank has no obligation to collect such interest or compensation, it may nevertheless do so unilaterally and apply the same to set off the indebtedness owed by the Customer or the debtor, the jointly and severally liable debtor, or the Customer, but the Customer shall not collect such interest or compensation on his own accord without the Bank’s consent. If the Bank shall suffer any damage as a result of the Customer’s negligence in giving the aforesaid notice to the Bank, the liability for indemnity shall be borne by the Customer.

第十一條 擔保物及憑證之返還或更換

凡持有 貴行發給立約人之擔保物收據、或保管證、或存摺、或立約人簽章之受領文件、或立約人印鑑前往 貴行 請求返還、或更換擔保物、或變更權利憑證、或其他相關文件者，均視為立約人之代理人， 貴行得准予返還或更 換之。

Article 11: Return or Replacement of Collaterals and Certificates

Any person holding a receipt, or certificate of custody, or account passbook issued by the Bank to the Customer, or a document of receipt signed by the Customer, or the Customer’s seal, may go the Bank to request for the return or replacement of the collaterals, or amendment of the certificate of rights, or other relevant documents. Such person shall be deemed to be the Customer’s agent, and the Bank may permit the return or replacement of the same.

第十二條 債務清償方法、部份清償

立約人原依各該債務所約定之期限、金額、利率如數清償。

立約人於擔保之債務為部分清償而請求 貴行按清償比例返還擔保物時，須經 貴行同意後方得辦理，如因之需辦 理變更登記時，立約人並應負擔其費用。

Article 12: Method of Repayment, Partial Repayment

The Customer shall repay the indebtedness in accordance with the original term, amount, and interest rate as agreed with respect to the various debts.

Where the Customer repays a part of the secured indebtedness and requests the Bank to return a part of the collateral proportionately, the return of collateral shall be made only after the Bank has given its consent thereto and, if it is necessary to amend the registration particulars, the expenses therefor shall be borne by the Customer.

第十三條 各種手續之辦理及保險

依法或依約須辦理擔保物寄倉，繳稅、繳納罰款、保險（含續保、加保）、點交、管理、遷移或辦理其他手續者，立 約人均願照辦，其有關費用及稅捐均由立約人負擔。

擔保物能保險者，立約人願以 貴行為優先受益人，聲請保險公司在保險單加註質權特約條款，投保適當火險或貴 行所要求之其他保險，其費用由立約人負擔。 貴行認為必要時，並得自行代為投保或續保火險或其他保險，其代 墊之保險費，立約人應即清償墊款之本息，否則 貴行得將代墊保險費之本息併入擔保範圍內優先受償。但 貴行 並無代為投保或續保之義務。

擔保物如有滅失，無論保險公司以任何理由拒絕或延宕賠款或賠款不足時，立約人願即清償一切債務，或另提供貴 行認可擔保物。

Article 13: Procedures and Insurance

The Customer agrees to attend to the warehousing, tax payment, fine payment, insurance (including renewal of insurance cover and procuring additional cover), delivery, management, movement or other procedures with respect to the collaterals which are necessary according to the law or agreement, and the relevant expenses and taxes shall be borne by the Customer.

If the collaterals are insurable, the Customer shall designate the Bank as the preferential beneficiary, request the insurance company to insert a special pledge clause in the insurance policy, and procure appropriate insurance cover against fire risks or other risks as requested by the Bank, and the expenses therefor shall be borne by the Customer.

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If it is deemed to be necessary by the Bank, the Bank may unilaterally procure insurance cover, or renew the insurance cover against fire risks or other risks on behalf of the Customer, and the Customer shall immediately repay the principal and interest in respect of the insurance premium advanced by the Bank, failing which the Bank may include the principal and interest in respect of the insurance premium advanced by the Bank in the scope of the secured indebtedness for preferential settlement. However, the Bank has no obligation to procure or renew any insurance cover on behalf of the Customer.

If the collaterals have extinguished, regardless of any reason the insurance company may use to refuse or defer indemnity payment or whether the indemnity payment is insufficient, the Customer shall immediately repay all the indebtedness, or provide other collaterals approved by the Bank.

第十四條 應收票據

債務人或立約人提供應收票據背書轉讓交付 貴行作為履行債務之擔保或清償方法時，立約人同意下列事項：

1、為便利帳務處理， 貴行得於票據兌現入帳累積至一定金額後，逕行抵償債務人或立約人所欠各宗債務，如有 不足，立約人仍負完全清償責任。

2、上述應收票據屆期經 貴行提兌入帳後，如經 貴行同意債務人或立約人另以超過或相當於已兌現金額之應收 票據，依前述方式交付 貴行時， 貴行得將上述已兌現金額撥入債務人或立約人在 貴行之帳戶或匯入債務 人或立約人在其他金融機構之帳戶，立約人對 貴行所負之一切債務，仍應依其所立具之票據、借據等負完全 清償責任。

3、上述應收票據，如不獲兌現，經通知債務人或立約人處理而不依限期辦理或無法通知者， 貴行得視票據債務 人經濟情況以低於票面之任何金額與票據債務人和解。

Article 14: Bills Receivable

Where the debtor or the Customer provides, endorses and transfers bills receivable to the Bank as a means for securing or repaying the indebtedness owed to the Bank, the Customer agrees to the following:

(a)	In order to facilitate bookkeeping, the Bank may, after the bills are cashed and the payments have been booked and accrued to a certain amount, unilaterally apply the accrued payment to set off various debts owed by the debtor or the Customer and, in case of any deficiency, the Customer shall still bear the liability for repayment of the indebtedness in full.
(b)	After a bill receivable as mentioned above has matured and the Bank has cashed and booked the payment, the debtor or the Customer may, subject to the Bank’s consent, deliver to the Bank in the aforementioned manner another bill receivable having a value greater than, or equivalent to that of the bill receivable which has already been cashed, and the Bank may transfer the aforesaid cash amount to the account of the debtor or the Customer at the Bank, or remit the same to the account of the debtor or the Customer at another financial institution. With respect to all the indebtedness owed by the Customer to the Bank, the Customer shall still bear the liability for repayment in full according to the terms and conditions of the relevant to the bills, IOUs, etc. issued by it.
(c)	If a bill receivable as mentioned above is not accepted and cashed, and the debtor or the Customer fails to attend to the matter within the prescribed period as notified by the Bank, or if notice cannot be served on the debtor , the jointly and severally liable debtor, or the Customer, the Bank may, depending on the economic condition of the debtor under the bill, conclude a settlement with the debtor under the bill for any amount which is less than the face value of the bill.

第十五條 定存單、投資型組合式商品條款

立約人之債務已屆償還日期或喪失期限利益時，應將應償還本息悉數清償，如未能償還時，立約人同意並授權 貴 行得逕將質押之定存單或投資型組合式商品予以解約，並以解約後之金額及產品收益全部抵償本息、延滯利息、違 約金及各項費用。立約人對 貴行解約之處分時機及處分方式絕無異議， 貴行應於執行解約處分後，通知立約人。 抵償後如有賸餘，並得優先抵充立約人對 貴行所負之其他一切債務，並同意賸餘款項轉回原產品申購時所指定本 人於 貴行名下帳戶，且 貴行開立之擔保品證明隨即作廢，立約人絕無異議。

Article 15: Time Deposit Certificates, Composite Investment Products

When the date of repayment of an indebtedness of the Customer is due, or when the Customer’s time limitation benefit with respect to the indebtedness has extinguished, the Customer shall repay the principal and interest in full. If the Customer cannot make repayment, the Customer agrees and hereby authorizes that the Bank may unilaterally rescind the contracts for the pledged time deposit certificates or composite investment products, and apply all the proceeds and gains on the products realized from the rescission of the contracts to set off the principal, interest, default interest, penalties and various expenses. The Customer has no objection whatsoever to the time of rescission of the contracts by the Bank and the manner of disposal, but the Bank shall notify the Customer after the rescission of the contracts.

If there is any balance left after the set-off, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis, and the Customer further agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank which was designated by the Customer at the time it subscribed for the products. Furthermore, the collateral certificate issued by the Bank shall be nullified immediately and the Customer has no objection whatsoever thereto.

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第十六條 信託財產受益權條款

1、立約人於簽訂本契約之同時，應通知受託人辦妥信託受益權之質權設定登記，如有表彰受益權之憑證者，應一 併交予 貴行。經立約人提供之信託受益權質權標的，非經 貴行書面同意不得更換，如有更換者，概以更換 後之質權標的為準。

2、因信託財產之管理運用或委託人另外交付財產致增加信託財產，而使信託受益權所表彰之信託利益增加時，該 增加部分亦屬本次所設定之質權範圍內。

3、設定質權後，非經 貴行之書面同意，立約人不得任意變更信託契約、提領信託財產、終止信託契約、變更受 益人、處分信託受益人之權利或以法律行為使貴行之質權消滅。

4、貴行行使信託受益權之質權時，立約人除免除 貴行執行質權之通知義務外，就 貴行對信託受益權之處分時 機及處分方式絕無異議。處分後如有賸餘，並得優先抵充立約人對 貴行所負之其他一切債務，並同意賸餘款 項轉回立約人於 貴行名下帳戶。立約人並應無條件配合完成交易之一切必要手續，並不得異議。

5、信託受益權之設質將不影響信託契約之進行及管理。

6、本契約應影印一份交受託人以為質權登記。

Article 16: Beneficial Rights in Trust Properties

(a)	At the time of execution of this Agreement, the Customer shall notify the trustee to complete the registration of the pledge created on the trust beneficial rights and, if there is any certificate representing such rights, the Customer shall deliver it to the Bank at the same time. Without the Bank’s prior written consent, the Customer shall not replace the collaterals on the trust beneficial rights provided by the Customer. If there is any replacement, the collaterals after the replacement shall prevail.
(b)	If the trust benefits represented by the trust beneficial rights shall increase due to an increment in the trust properties as a result of the management and utilization of the trust properties, or as a result of additional trust properties delivered by the settlor, the said additional part shall also fall within the scope of the pledge created in the present instance.
(c)	After the creation of the pledge, the Customer shall not, without the Bank’s prior written consent, modify the trust agreement arbitrarily, take delivery of the trust properties, terminate the trust agreement, change the beneficiary, dispose of the rights of the beneficiary of the trust, or do any legal act to cause the Bank’s pledge to extinguish.
(d)	When the Bank executes the pledge on the trust beneficial rights, the Customer shall, in addition to releasing the Bank from the obligation to notify the Customer of the execution of the pledge, agree without any objection to the time and manner of disposal of the trust beneficial rights by the Bank. If there is any balance left after the disposal, the Bank may apply such balance to set off all other indebtedness owed by the Customer to the Bank on a preferential basis. Furthermore, the Customer agrees that the Bank may transfer the remaining funds back to the Customer’s account at the Bank, and that the Customer shall unconditionally coordinate with the Bank in attending to all necessary procedures for completing the transaction without any objection.
(e)	The creation of the pledge on the trust beneficial rights shall not affect the performance and management of the trust agreement.
(f)	A photocopy of this Agreement shall be delivered to the trustee for pledge registration purposes.

第十七條 申請上市尚未掛牌股票

立約人向 貴行提供股票作為對 貴行所負一切債務之擔保。立約人同意如該股票之上市案因逾限未公開銷售，或 其他原因而遭主管機關註銷時，不問其債務是否到期，於接獲 貴行通知之日起一個月內應以 貴行認可之擔保品 補足跌價差額或清償債務，否則立約人放棄期限利益，並同意無條件由 貴行就擔保品予以處分或變賣之。擔保品 處分或變賣之時間、方法及其價格亦同意委託 貴行全權處理以抵償債務。

Article 17: Stocks Pending Listing on Taiwan Securities Exchange

With respect to a stock which the Customer has provided to the Bank to secure all the indebtedness owed to the Bank, the Customer agrees that if the listing of the said stock on the Taiwan Securities Exchange is delayed and the stock cannot be traded publicly, or if the listing of the said stock is cancelled by the regulatory agency for other reasons, the Customer shall, regardless of whether its indebtedness has matured, make up the difference resulting from the fall in the price of the stock by providing additional collaterals which are approved by the Bank, or repay the indebtedness within one month from the date of receipt of the Bank’s notice. Otherwise, the Customer shall waive its time limitation benefit and unconditionally agree to the disposal or sale of the collaterals by the Bank. Furthermore, the Customer also agrees to commission the Bank with full authority to dispose of, or sell the collaterals at the time, in the manner, and at the price as determined by the Bank to set off the indebtedness.

第十八條 未上市證券處分

立約人所提供之股票如遇時價跌落或擔保物發行公司之業務、財務及信用惡化，經 貴行評估可能損及債權時，不 問借款已否到期，立約人願負責於 貴行通知之期限內補足擔保物或攤還放款或更換擔保物，否則，借款人對 貴 行所負之債務即喪失期限利益，視同全部到期，立約人同意 貴行得逕行處分或變賣擔保物抵償所欠本息，至於擔 保物處分之方法及其價格概委託 貴行全權處理，並以本同意書為授權之證明，在債務未全部清償以前決不撤銷委

託。

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Article 18: Disposal of Non-Listed Securities

When there is a fall in the spot price of a stock provided by the Customer or when there is a deterioration of the business, finances or credit of the stock issuing company which, from the Bank’s point of view, may impair the Bank’s rights and interests, the Customer agrees to provide supplemental collaterals, or repay the loan in installments, or replace the collaterals within the deadline as notified by the Bank, regardless of whether the loan has matured or not. Otherwise, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness owed to the Bank will be considered as having matured, and the Customer shall agree that the Bank may unilaterally dispose of or sell the collaterals to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same. Furthermore, the Customer agrees that this Agreement may be used to prove such authorization, and that it will not revoke the commission before the indebtedness is repaid in full.

第十九條 擔保物維持率同意條款(上市/櫃證券)

立約人因與 貴行授信往來，為 貴行保全債權需要，同意於授信期間，如遇質押標的物價值發生變動時，應予全 力維持質押標的物之價值，並同意依照下列約定條款辦理：

一、立約人之授信，其擔保維持率依授信總餘額合併計算整戶擔保維持率。其維持率之計算為：擔保上市有價證券

現行市值／授信總餘額×一○○％。

二、如因質押標的物市價變動致擔保維持率低於 ％時，由 貴行通知立約人補繳差額。

三、經 貴行通知日後二個營業日內，整戶擔保維持率仍未達第二條之維持率，且未經立約人補繳差額時，對 貴 行所負之債務，即表失期限利益，視同全部到期， 貴行得自該營業日起在公開市場上拍賣或變賣質押標的物， 以抵償所欠本息。有關質押物處分之方法及價格，概委託由 貴行全權處理，並以本條款為授權之證明。

四、倘於 貴行通知日後二個營業日內，整戶擔保維持率回升至第二條之維持率以上，雖未經立約人補繳差額， 貴 行得暫不處分質押標的物，惟嗣後任何一營業日其整戶擔保維持率又低於第二條之維持率時，立約人應於當日 自動補繳，否則 貴行有權自即日起處分其質押標的物。

五、立約人雖未補繳差額或僅補繳一部份而整戶擔保維持率回升至第二條維持率加計三十％以上或於處分質押標的 物前立約人陸續繳納差額合計達到通知之補繳差額者，則取銷該次追補記錄，但 貴行有權不受本條之拘束。

六、立約人所提供之質押標的物， 貴行同意其孳息由出質人領取，惟立約人同意自該孳息之除權息基準日前七個

營業日起，以除權息後之參考價格作為計算整戶擔保維持率之標準。

七、倘立約人或擔保物發行公司的業務、財務及信用發生狀況，以致損害 貴行之權利並損及借款人或出質人之利

益，借款人或出質人同意 貴行經自行評估認為可能損及債權時， 貴行得依民法第八九二條拍賣質物，以賣 得價金，代充質物。

前項之拍賣，因情形急迫時，借款人或出質人同意免除 貴行之通知義務。

第一項拍賣與否，係 貴行之權利， 貴行無拍賣之義務。

Article 19: Collateral Maintenance Rate (TSE/GreTai Listed Securities)

To meet the Bank’s requirement to safeguard its credit rights as a result of its credit extension dealings with the Customer, the Customer agrees to exert its best effort to maintain the value of the collaterals in case of a fluctuation of the value of the collaterals during the credit extension term, and the Customer further agrees to deal with such an event according to the following agreed terms:

(a)	The collateral maintenance rate in connection with the credit extended to the Customer shall be the collateral maintenance rate of the whole account calculated on the basis of the total balance of the Customer’s credit line. The maintenance rate is: Current market price of TSE listed securities provided as collateral/Total balance of credit line x 100%.
(b)	When the collateral maintenance rate is lower than___% due to a fluctuation of the market price of the collaterals, the Bank shall notify the Customer to make payment to make up the difference.
(c)	If the collateral maintenance rate of the whole account still fails to reach the maintenance rate as stipulated in item (b) within two business days after the Bank has notified the Customer, and the Customer does not attend to payment to make up the difference, the Customer’s time limitation benefit with respect to the indebtedness owed to the Bank will extinguish, and all the indebtedness shall be considered as having matured. Commencing from the said business day, the Bank may auction or sell the collaterals on the open market to set off the principal and interest owed to the Bank. As for the manner and price of disposal of the collaterals, the Customer agrees to commission the Bank with full authority to deal with the same and to apply this provision to prove such authorization.
(d)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) or above within two business days after the Bank has notified the Customer, the Bank may not dispose of the collaterals for the time being although the Customer has not attended to payment to make up the difference. However, on any business day thereafter when the collateral maintenance rate of the whole account is lower than the maintenance rate as stipulated in item (b), the Customer shall automatically attend to the supplemental payment on the current day. Otherwise, the Bank shall have the right to dispose of the collaterals commencing from that day.

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(e)	If the collateral maintenance rate of the whole account shall rise back to the maintenance rate as stipulated in item (b) plus 30% or above although the Customer has not attended to payment to make up the difference or has only attended to payment of a part thereof, or if the aggregate amount of the consecutive payments made by the Customer is sufficient to make up the difference as notified by the Bank before the disposal of the collaterals, the Bank will cancel the record of the said demand for supplemental payment; provided, however, that the Bank has the right to be released from the restriction of this item.
(f)	The Bank agrees that the interest arising from a collateral provided by the Customer shall be collected by the Customer. However, the Customer agrees that, commencing from the 7th business day prior to the ex-right/ex-dividend date on which the said interest will arise, the reference price of the collateral on the ex-right/ex-dividend date shall be used as the standard for calculating the collateral maintenance rate of the whole account.
(g)	If there is a deterioration of the business, finances or credit of the Customer or the issuing company which, form the Bank’s point of view, may impair the Bank’s rights and interests and the interests of the borrower or the Customer, the borrower or the Customer agrees that the Bank may auction the collaterals according to Article 892 of the Civil Code and replace the collaterals with the proceeds realized from the auction, if the Bank shall determine from an evaluation conducted by itself that such circumstance may impair its credit rights.

Under urgent circumstances, the Customer or pledgor, as the case may be, agree to release the Bank from its obligation to give notice with respect to the auction stated in the preceding paragraph.

Whether to conduct an auction as stated in the first paragraph is at the Bank’s discretion; the Bank is not obligated to conduct such auction.

第二十條 流抵約定

本質權所擔保之債務屆清償期而未為清償者，質權人得請求出質人將質物之所有權移轉並交付質物予質權人占有， 該質物所有權之移轉如須辦理登記者，出質人於接到質權人請求時，並應無條件同意配合辦理一切手續，出質人對 質權人之上開請求不得以任何理由拖延。

有關質物所有權移轉之質物價值，除公開市場行情價格可資依循外，出質人同意依質權人所委託之公正鑑價機辦理 之鑑價結果，作為認定之依據，相關鑑價費用由雙方平均分擔，移轉所應支付稅額款項及應負擔之費用，除另有約 定外，依相關稅法規定或習慣辦理。

Article 20: Transfer of the Ownership of the Collateral

Where the date of repayment of the indebtedness secured by this pledge is due but the indebtedness is not repaid, the pledgee may request the Customer to transfer the ownership of the collaterals to the pledgee, and to deliver the collaterals to the pledgee for possession. If registration of the assignment of the ownership of the said collaterals is required, the Customer shall, at the pledgee’s request, unconditionally agree to coordinate with the pledgee in attending to all the procedures therefor, and the Customer shall not delay in complying with the aforesaid request of the pledgee for any reason.

With respect to the value of the collaterals the ownership of which is transferred, the Customer agrees to use the results of the appraisal conducted by an impartial appraisal organization as the basis for ascertaining the value thereof. The relevant appraisal fee shall be shared equally by both parties and, unless otherwise agreed, the payment of taxes and burden of expenses in connection with the transfer of the ownership shall be dealt with according to the provisions of the relevant tax laws or customs.

第廿一條 履行地

本契約所定事項以 貴行營業所在地為債務履行地。

Article 21: Place of Performance

The place of performance of this Agreement is the place of business of the Bank.

第廿二條 通知或催告之方式

依本契約書項下所發生之任何請求或通知，如以郵件寄交或以專人送達於此等請求單或通知單之收件人或其代表人 最後所通知之地址時，即視同業已充分通知，但收件人或其代理人已遷移該最後通知之地址，或有其他可歸責於收 件人或其代表人之事由致不能對其最後通知之地址送達，且收件人或其代理人均未事先通知 貴行時，則上開請求 或通知，於 貴行向收件人或其代理人最後所通知之地址投郵後，經通常之郵遞期間，即視同已送達收件人。

立約人不可撤銷地同意於依第四條主張最高限額質權所擔保債權確定者，須以書面表示並寄交 貴行總行之法金信 用風險單位，且於送達 貴行總行之翌日始生效力。

Article 22: Service of Notice or Demand

Any demand or notice arising from this Agreement, if sent by post or delivered by special messenger to the address which was last notified by the recipient of the demand letter or notice or its representative shall be deemed to have been duly served. However, where the recipient or its representative has moved from the said last-notified address,

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or there are other causes attributable to the recipient or its representative thereby making it impossible to effect service at its last-notified address, and the recipient or its representative did not give any prior notice to the Bank, then the aforesaid demand or notice shall be deemed to have been served on the recipient after the Bank has posted it to the address which was last notified by the recipient or its representative and the passage of the normal postal delivery time.

The Customer irrevocably agrees that, where it asserts confirmation of the credit rights secured by a maximum pledge amount according to Article 4, such assertion shall be made in writing and posted or delivered to the Credit Risk Unit of the Corporate Banking Department of the Bank’s head office, and the assertion shall become effective only on the day after the date on which it was served on the Bank’s head office.

第廿三條 準據法及管轄法院

立約人因本契約所發生債之關係，其法律行為之成立要件、方式及效力等，除另有約定適用 法律 外，均適用中華民國法律。

本契約以 貴行所在地為履行地，立約人因本契約涉訟時，合意以 貴行總行或 分行所在地之地方 法院或臺灣臺北地方法院為第一審管轄法院，但法律有專屬管轄之特別規定者，從其規定。

Article 23: Governing Law and Jurisdiction

With respect to the Customer’s obligations arising from this Agreement, the laws of the Republic of China shall govern the requisites, manner and effect in connection with the establishment of the legal acts of the Customer, unless there is another agreement which stipulates that law shall apply.

The place of performance of this Agreement is the place where the Bank is located. The Customer agrees with the Bank that, in the event he is involved in any litigation by reason of this Agreement, the district court at the place where the Bank’s head office or its Branch is located, or the Taiwan Taipei District Court, shall have jurisdiction over such litigation as the court of first instance; provided, however, where the law has special provisions relating to special jurisdiction, such provisions shall apply.

第廿四條 本約定書得以中文及英文做成，但中文與英文之內容不一致時，以中文為準。

Article 24: This Agreement are executed in both Chinese and English. If there is any conflict or discrepancy between the Chinese and English versions hereof and thereof, the Chinese version will prevail.

第廿五條 未盡事項之適用

本契約未盡事項依銀行授信綜合額度契約暨總約定書、保證書、信託契約或其他約定書之約定辦理。

Article 25: Matters Not Dealt with by this Agreement

Matters which are not dealt with by this Agreement shall be dealt with in accordance with the provisions of the Bank’s General Agreement For Omnibus Credit Lines, the Guarantee Agreement, the Trust Agreement, or other agreements.

第八章：中國信託金融控股公司及其子公司資料運用條款

(Chapter Eight: Provisions for Information Sharing between a Financial Holding Company and its Subsidiaries)

第一條 立約人瞭解並同意 貴行、貴行所屬之金融控股公司及其依金融控股公司法規定所控制之子公司，於其營業目的或其 他法令許可範圍內，對立約人之個人資料為蒐集、處理或國際傳遞及利用（包括行政研究、宣傳推廣、寄送消費資 訊…等）。

Article 1. The Customer understands and agrees that the Bank, the financial holding company that the Bank is a part of, and the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may, in accordance with their business objectives and as permitted by the law, collect, process, transmit internationally, and use (including for the purposes of administrative research, promotion, or distribution of consumer reports, etc.) the Customer’s personal information.

第二條 立約人並同意 貴行、貴行所屬金融控股公司及其依金融控股公司法規定所控制之子公司，得將立約人與其往來交易

及作業，委由第三人處理，並同意得將第一條所列立約人之各項資料，揭露予 貴行、 貴行所屬金融控股公司及其 依金融控股公司法規定所控制之子公司所委任處理事務之第三人。

Article 2. The Customer also agrees that the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act, may designate a third party to process that information. The Customer further consents and agrees to any and all disclosure of the information set forth in the foregoing Article 1 of this Chapter to that third party designated by the Bank, the financial holding company that the Bank is a part of, or the subsidiaries controlled by that financial holding company, as determined by the provisions of the Financial Holding Company Act.

第三條 金融控股公司及其子公司之資料運用，其各項資料之內容及範圍如下：

一、基本資料：包括姓名及地址。

二、其他基本資料：包括出生年月日、身分證統一編號、電話等資料。

三、帳務資料：包括帳戶號碼或類似功能號碼、信用卡帳號、存款帳號、交易帳戶號碼、存借款及其他往來交易資 料及財務情況等資料。

四、信用資料：包括退票記錄、註銷記錄、拒絕往來記錄及業務經營狀況等資料。

五、投資資料：包括投資或出售投資之標的、金額及時間等資料。

六、保險資料：包括投保保險種類、年期、保額、繳費方式、理賠狀況及拒保記錄等相關資料。

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Article 3. The contents and scope of the information sharing between a financial holding company and its subsidiaries are as follows:

1.	Basic Information: including name and address.
2.	Other Basic Information: including, without limitation, date of birth, identification number, and contact telephone number.
3.	Account Information: including, without limitation, account numbers or other numbers of comparable function, credit card numbers, savings account numbers, trading account numbers, savings and loan amounts, and other trading information, and financial statements.
4.	Credit Information: including, without limitation, records of dishonored checks, cancellation records, rejection records, and other operational information.
5.	Investment Information: including, without limitation, objectives, amounts, timing, of investments and sales of investments information.
6.	Insurance Information: including, without limitation, insurance types, periods, insured amounts, premium payment methods, claims processing, records of refusals to insure, and other information.

第九章：提前償還違約金 (Chapter Nine: Penalties for Early Repayments)

立約人向 貴行借款台幣(或外幣) 元，茲承諾自撥款日起 年內除約定分期還款 外，如須提前全部結清或部份清償者，應於二個月前以書面通知 貴行，並加付結清前之貸款本金餘額或部份清償 金額 ( )%之提前償還違約補償金予 貴行。

With respect to the credit facility by and between the Customer and the Bank in the amount of NTD (or foreign currency)              ,the Customer hereby undertakes that, except for the loan to be repaid in installments, within                 years form the drawdown date in accordance with the Agreement, if the Customer intends to make early repayment in full or in part, it shall notify the Bank by a two-month prior written notice, and make additional payment to the Bank at % of the outstanding balance before repayment or the amount of the partial repayment as penalty for early repayment.

第十章：防制洗錢及打擊資助恐怖主義

(Chapter Ten: Anti-Money Laundering and Countering Terrorism Financing)

貴行為防制洗錢及打擊資助恐怖主義之目的，立約人同意 貴行得依「洗錢防制法」、「銀行業防制洗錢及打擊資 助恐怖主義注意事項」及「銀行業防制洗錢及打擊資助恐怖主義注意事項範本」之規定，進行以下措施：

For the purpose of anti-money laundering and countering terrorism financing, the Customer agrees that the Bank may take the following actions by following the “Money Laundering Control Act”, “Directions Governing Anti-Money Laundering and Countering Terrorism Financing of Banking Sector” and “Template for the Directions Governing Anti-Money Laundering and Countering Terrorism Financing of Banking Sector”:

一、 貴行於發現立約人為受經濟制裁、外國政府或國際洗錢防制組織認定或追查之恐怖分子或團體者之時，得逕

行暫時停止本約定書所載之各項交易與業務關係而無須另通知立約人； 貴行並得終止本約定書下之各項服務 約定條款，惟 貴行須於發生終止效力 60 天（含）前書面通知立約人。

(a)	In the event that the Customer is under economic sanctions, or recognized as terrorist by foreign government or anti-money laundering organizations, the Bank may unilaterally suspend any or all of the transactions or businesses covered in this Agreement without any prior notice being given to the Customer; or the Bank may terminate any or all of the provisions regarding to the services covered in this Agreement by giving a 60 days prior written notice to the Customer.

二、 貴行於定期審查立約人身份作業或認為必要時(包括但不限於：懷疑客戶涉及非法活動、疑似洗錢、資助恐

怖主義活動、或媒體報導涉及違法之特殊案件等)，得要求立約人於接獲 貴行通知後 60 天（含）內提供審查 所需之必要個人或公司資料、或對交易性質與目的或資金來源進行說明，立約人逾期仍不履行者， 貴行得以 書面終止本約定書下之各項服務約定條款，並於終止之書面通知到達時發生效力。

(b)	The Customer is required to supply to the Bank personal or corporate data, the nature or purpose of the transaction or the funding source within 60 days after receiving the Bank’s notice when the Bank is on the process of periodic review or if the Bank deems necessary (including, without limitation, that the Customer is suspected to infringe any applicable laws, do money laundering, involve terrorist financing, or involve in illegal cases reported by the media). Failure to supply such data and/or information may result in the Bank to terminate any or all of the provisions regarding to the services covered in this Agreement by giving a written notice to the Customer. The notice to terminate this Agreement shall take effect upon arrival.

第十一章：收據 (Chapter Eleven: Receipts)

第一條 立約人與 貴行業務往來所需簽署文件中，業領取下列勾記之較重要約據影本各乙份：

一、□授信印鑑卡 二、☒本票

三、☒銀行授信綜合額度契約暨總約定書 四、☒個別條款約定書 五、□銀行授信綜合額度契約增補契約書 六、□授信額度動用確認書 七、□ 八、□

九、□ 十、□

十一、□ 十二、□

十三、□ 十四、□

十五、□ 十六、□

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Article 1. Among the documents executed by and between the Customer and the Bank for the relevant transactions, the Customer has received one copy of the following selected documents:

1. ☐ Credit Extension Specimen Card	2. ☒ Promissory Notes

3. ☒ General Agreement for Omnibus Credit Lines	4. ☒ Agreement for Individually Negotiated Terms and Condtions

5. ☐ Supplementary Agreement for General Agreement for Omnibus Credit Lines	6. ☐ Drawdown Application

7. ☐	8. ☐

9. ☐	10. ☐

11. ☐	12. ☐

13. ☐	14. ☐

15. ☐	16. ☐

第二條 立約人除遵守前項主要通用約據條款外，亦遵守另依各別授信業務所需，因不同條件由立據人或其相關人（如連帶 保證人等）簽署之融資約據，雖未取得該等約據影本亦無異議，恐口說無憑，特立此據為證。

Article 2. In addition to complying with the preceding general terms and conditions, the Customer shall comply with other financing agreements or documents executed pursuant to different terms and conditions by the Customer or its related parties (for example, joint and several guarantors). The Customer shall have no objections even if copies of such agreements or documents have not been obtained. In witness thereof, the parties hereby represent herein.

第十二章：其他特別約定條款 (Chapter Twelve: Other Special Terms and Conditions)

此 致

中國信託商業銀行股份有限公司 台 照

To: CTBC Bank Co., Ltd.

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擔保物明細表(List of Collateral)：提供人(Collateral Provider)：

名 稱(Name)	種類、規格(Type)	數 量(Quantity)	備 註(Remark)

擔保物明細表(List of Collateral)：提供人(Collateral Provider)：

名 稱(Name)	種類、規格(Type)	數 量(Quantity)	備 註(Remark)

擔保物明細表(List of Collateral)：提供人(Collateral Provider)：

名 稱(Name)	種類、規格(Type)	數 量(Quantity)	備 註(Remark)

擔保物明細表(List of Collateral)：提供人(Collateral Provider)：

名 稱(Name)	種類、規格(Type)	數 量(Quantity)	備 註(Remark)

20

立約人(Customer)：美商祥茂光電科技股份有限公司台灣分公司 日期(Date): 105年 2月19日

同意第(一)章之( ) ( ) ( ) ( )條款，(三)章之( ) ( ) ( ) ( )條款，(八)章之( ) ( ) ( ) ( )條款

(十)章之( ) ( ) ( ) ( )條款，(十一)章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter (One), Articles ( ), ( ), ( ), ( ) of Chapter (Three),

Articles ( ), ( ), ( ), ( ) of Chapter (Eight), Articles ( ), ( ), ( ), ( ) of Chapter (Ten),

Articles ( ), ( ), ( ), ( ) of Chapter (Eleven), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

立約人(Customer)： 日期(Date): 年 月 日

同意第( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

立約人(Customer)： 日期(Date): 年 月 日

同意第( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

立約人(Customer)： 日期(Date): 年 月 日

同意第( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

立約人(Customer)： 日期(Date): 年 月 日

同意第( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

立約人(Customer)： 日期(Date): 年 月 日

同意第( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款，( )章之( ) ( ) ( ) ( )條款

agrees to Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

Articles ( ), ( ), ( ), ( ) of Chapter ( ), Articles ( ), ( ), ( ), ( ) of Chapter ( ),

主 管	經 辦	對 保

注意：立約人如未成年，應加請法定代理人於「立約人簽章欄」簽章。

Attention :If the Customer has not reached the legal age, the Customer’s statutory agent shall also sign and chop under the “Customer’s Signature” column.

中 華 民 國105年2月19日

Date: 2016-2-19

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